Inspire Momentum ETF (formerly, “Inspire Faithward Mid Cap Momentum ETF”)
GLRY
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
March 29, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 29, 2024, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Momentum ETF (the “Fund”) seeks to outperform the results (before fees and expenses) of the broader U.S. midcap stock market when momentum is in favor.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver and/or Expense Reimbursement(1)	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%
(1)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement, exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.80% of average daily net assets. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$305	$546	$1,239

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2023, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

1

Principal Investment Strategies: The Fund, an actively managed exchange traded fund (ETF), invests at least 80% of its net assets plus any borrowings for investment purposes in midcap stocks. The Adviser defines midcap companies to be those that are the second largest 10% of the U.S. equity market.

The Fund’s investment adviser, Inspire Investing, LLC (the “Adviser”) uses the proprietary Inspire Impact Score™ method of faith-based analysis to provide the acceptable investment universe available for the Fund. The Adviser uses a system of technical analysis to select Fund investments from this investment universe and to manage the assets of the Fund. It seeks to invest Fund assets in stocks demonstrating momentum that the Adviser further deems to have high growth potential based on the company’s financial health, earnings trends, valuation, risk and relative strength. In adopting a momentum style of investing, the Fund seeks to invest in securities that have had better recent performance compared to their peers and upward price movements. Based on these factors, the Fund at any given time may have significant percentage of its assets invested in one or more sectors than other sectors.

The Inspire Impact Score™ is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact the issuing company has on the world. Utilizing specifically identified, publicly available and/or third-party sources, the Inspire Impact Score™ methodology endeavors to assign negative scores to and exclude companies from the investment universe if they are found in violation of specified categories that do not align with biblical values, and seeks to assign positive scores to companies which the Adviser has not found to be in violation of the specified exclusionary categories.

It is not possible for the Adviser to be aware of every action a company takes, and there may be additional positive or problematic activities which a company engages in that are beyond what is included in the Inspire Impact Score™ calculation. The Inspire Impact Score™ is not meant to include all activities, whether public or private, of each company scored, but rather to assign a score to companies based on the data the Adviser has found from the specified publicly available sources and/or third-party data providers. The Inspire Impact Score™ represents the Adviser’s viewpoint on the biblical alignment of scored investments, and other investors may have different opinions about what should or should not be considered a violation. The Adviser seeks to update Inspire Impact Scores™ in a timely fashion at regular intervals, but due to differences in research schedules, corporate engagement efforts and data publication timing, a company’s Inspire Impact Score™ may not immediately reflect all known data as soon as it is researched.

The specific exclusionary categories deemed to not be in alignment with biblical values and which the Inspire Impact Score™ seeks to assign negative scores and exclude from the investment universe are as follows:

•	Abortifacients: Companies that produce or distribute abortifacient drugs (pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed).
•	Abortion Legislation: Companies that have signed Planned Parenthood’s “Don’t Ban Equality” and/or “Don’t Ban Equality in Texas” Statement(s) to pledge support for legalizing abortion access and to oppose legislative bans on abortion access.
•	Abortion Philanthropy: Companies that engage in corporate-guided philanthropy to Center for American Progress, Women and Their Bodies, and/or Pathfinder, which advocate for abortion access (seeks to exclude donations from employee matching programs, employee resource groups, donor-advised funds, and foundations). *Note: Philanthropy to Planned Parenthood, a widely known abortion access advocate, is not included, because their corporate donor list is no longer publicly available following the backlash over undercover video which implicated Planned Parenthood in the illegal sale of aborted baby organs and other body parts.
•	Abortion Services: Companies that own and operate one or more medical facilities that provides abortion procedures at any stage of pregnancy.
•	Abortion Travel: Companies that offer employee travel benefits which allow employee access to abortion services at any stage of pregnancy.
•	Alcohol: Companies that produce at least one alcoholic beverage or exclusively distribute alcoholic beverages.
•	Cannabis Cultivation/Processing: Companies that cultivate or process cannabis for retail or wholesale distribution.
•	Cannabis (Retail THC): Companies that produce or distribute retail cannabis products containing THC (which is the psychoactive component of cannabis).
•	Embryonic Stem Cells: Companies that perform research on or produce products using embryonic stem cells, companies that provide embryonic stem cells to other entities and companies that utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Exploitation: Companies that contribute towards the unlawful and immoral practices of exploiting individuals for labor or sexual purposes, according to the National Center on Sexual Exploitation (NCOSE).
•	Gambling: Companies that generate revenue from gambling facilities, products, and/or services (not including third-party stores which offer Lottery services).
2

•	In Vitro Fertilization: Companies that offer in vitro fertilization services or manufacture equipment specifically for the purpose of in vitro fertilization procedures.
•	LGBT Activism: Companies earning an above-average rating according to an annual self-reported survey conducted by a national LGBT advocacy organization, which rates companies based on their corporate LGBT activism across several areas, including philanthropy, corporate policy, marketing efforts, and legislative support. The average score is calculated from the scores of the Fortune 500 companies that participated in the annual survey.
•	Pornography: Companies that produce or distribute pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
•	State Owned Enterprise: Companies that are owned and/or controlled by a Nation State/government of a country excluded from investment due to significant human rights violations of the following nature (as provided by U.S. Department of State): freedom of religion, sexual exploitation of children, trafficking in persons (Tier 3 only), and/or predominantly governed by Sharia Law. This category includes situations where the State has veto power or a “golden share” is owned by the State or State-controlled agency. The current countries excluded from investment due to significant human rights violations are China, Saudi Arabia, United Arab Emirates, Qatar, Kuwait, Russia, Iran, Pakistan, Malaysia, and Vietnam.
•	Tobacco: Companies that derive revenue from producing or exclusively distributing tobacco products.

In addition to excluding companies involved in the preceding categories, the Adviser also excludes investment from companies engaged in the following categories, though they do not constitute a negative Inspire Impact Score™:

•	Contraceptives (Barrier): Companies that produce barrier-type contraceptives, such as condoms and diaphragms, which prevent pregnancy by creating a physical barrier (rather than hormonal or chemical means).
•	Weapons (Civilian): Companies that manufacture firearms for civilian use.
•	Weapons (Military): Companies that manufacture weapons for military use (this category does not include maintenance, repair, and operation (MRO) companies).

The specific biblical alignment categories, for which the Inspire Impact Score™ seeks to assign positive scores (to companies not found to be in violation of the previously mentioned exclusionary categories) are listed below. FactSet provides the data for reach category.

•	Air Quality: Companies that responsibly address and manage the impact of air quality resulting from stationary
(e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes) as well as industrial emissions (does not include GHG emissions).
•	Business Ethics: Companies that intentionally manage risks and opportunities surrounding ethical conduct of business, including fraud, corruption, bias, negligence, bribery, facilitation payments, fiduciary responsibilities, and other behavior that may have an ethical component.
•	Business Resilience: Companies that display a capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into long-term business model planning despite operating in industries where evolving environmental and social realities challenge their current business approach.
•	Critical Risk Management: Companies that display responsible use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of low-probability, high-impact accidents, and emergencies with significant probable consequences, taking into consideration the potential human, environmental, and social implications, as well as the long-term ramifications for the company.
•	Customer Privacy: Companies that responsibly address risks related to the use of personally identifiable information
(PII) and other user/customer data for secondary purposes including but not limited to marketing through affiliates and non-affiliates, data collecting procedures, managing user/customer expectations, consent processes, and compliance with evolving regulation (does not include cybersecurity risks).
•	Customer Welfare: Companies that responsibly address customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances.
•	Data Security: Companies that responsibly address management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data, as well as strategic policies for incidents such as data breaches.
•	Employee Wellbeing: Companies that responsibly address their ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute) through the implementation of safety management plans, training requirements, regular audits of internal practices, and systematized monitoring and testing. Category data provided by FactSet.
•	Energy Management: Companies that conscientiously manage the environmental impacts linked to their energy consumption used in their business operations.
3

•	Environmental Risk Mitigation: Companies that display the ability to manage risks and opportunities associated with direct exposure of their owned or controlled assets and operations as they pertain to the potential or actual physical impacts of environmental factors, including factors such as the increased frequency and severity of extreme weather, shifting climate, sea level change, and other expected physical impacts.
•	Ethical Labor Practices: Companies that responsibly ensure adherence to widely accepted labor standards within the workplace. This encompasses compliance with labor laws and internationally recognized norms and standards, including fundamental human rights and the prohibition of child, forced, or bonded labor, as well as exploitative labor practices.
•	Ethical Sales Practices: Companies that responsibly handle social issues arising from inadequately managing the transparency, accuracy, and comprehensibility of marketing statements, advertising, and product/service labeling.
•	Ethical Supply Chain Management: Companies that responsibly address the management of risks within their supply chain and handle issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, ethics, and corruption.
•	Fair Competition: Companies that conscientiously manage issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies.
•	GHG Emissions: Companies that responsibly address direct (Scope 1) greenhouse gas (GHG) emissions they may generate through their operations, which includes GHG emissions from stationary (e.g., factories, power plants) or mobile sources
(e.g., trucks, delivery vehicles, planes). The seven GHGs covered under the Kyoto Protocol are included within the category: carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs), sulfur hexafluoride (SF6), and nitrogen trifluoride (NF3).
•	Hiring Ethics: Companies that responsibly address their ability to ensure culture, hiring, and promotion practices do not discriminate based on race, gender, ethnicity, religion, and other factors.
•	Human Rights: Companies that responsibly manage the relationship between their business and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights, the treatment of indigenous peoples, and the impact of local businesses.
•	Low Ecological Impact: Companies that demonstrate conscientious knowledge and management of their impact on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting.
•	Materials Efficiency: Companies that responsibly address issues related to the resilience of materials supply chains to impacts of climate change and other external environmental and social factors, including, but not limited to, product design, manufacturing, end-of-life management, reduction of key material usage, maximizing planning efficiency, and R&D material diversity.
•	Product Safety: Companies that responsibly address issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users, meet customer expectations, manage liability concerns, product testing, and intentionally acknowledge recalls or market withdraws.
•	Product Sustainability: Companies that conscientiously acknowledge the characteristics of products and services provided or sold and address customer and societal demand for more sustainable products and services as well as meet evolving environmental and social regulations.
•	Regulatory Adherence: Companies that responsibly engage with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts and display their level of reliance on regulatory policy or monetary incentives while acknowledging the necessity of regulatory compliance within a competitive business environment.
•	Systemic Risk Management: Companies that responsibly manage systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend, such as financial systems, natural resource systems, and technological systems.
•	Waste & Hazmat Management: Companies that responsibly address environmental issues associated with the hazardous and non-hazardous waste they generate and the treatment, handling, storage, disposal, and regulatory compliance.
•	Water Conservation: Companies that conscientiously manage their water use, water consumption, wastewater generation, water recycling, water treatment, and any other operations pertaining to water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources. Category data provided by FactSet.
4

The Adviser relies exclusively on software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores™® to a company. A security with a score of zero—indicating that the issuer has no violations to merit a negative score, but there is insufficient data to assess a positive score. The Adviser invests Fund assets only in securities with an Inspire Impact Score™ of zero or higher and the Adviser will cause a portfolio security to be sold when the Adviser deems appropriate if a portfolio security’s Impact Score™ falls below a specified level.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

Authorized Participant Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk: The Fund invests its assets in securities with an Inspire Impact Score™ of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score™.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk: Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

ETF Structure Risk: The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.

o    The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

5

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Mid-Capitalization Company Risk: Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk: The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Sector Exposure Risk: The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart show performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.inspireetf.com.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	4th Quarter 2022	10.83%
Worst Quarter:	1st Quarter 2022	(16.27)%

6

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2023)

	One Year	Since Inception (12/7/2020)
Return before taxes	19.54%	4.13%
Return after taxes on distributions	19.21%	3.46%
Return after taxes on distributions and sale of Fund shares	11.77%	3.00%
S&P MidCap 400 Index*	16.44%	9.05%
*	The S&P MidCap 400 Index® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in an Index or benchmark.

Investment Adviser: Inspire Investing, LLC (the “Adviser”).

Portfolio Managers: Darrell Jayroe, CFA®, CKA®, CFP®, Senior Portfolio Manager of the Adviser and Robert Netzly, Chief Executive Officer of the Adviser, have each served the Fund as a portfolio manager since December 2020; Tim Schwarzenberger, CFA®, Portfolio Manager of the Adviser has served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”).Information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.inspireetf.com.

Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7